AMENDMENT NO. 1 TO THE SHARE PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO THE SHARE PURCHASE AGREEMENT (the "Amendment") is made as of the 29th day of December, 2005

AMONG:

            AMERICAN UNITED GLOBAL, INC., a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at 108 Village Square, #327 Somers, New York 10589

            ("AUGI")

AND:

            KRAFT RT., a company formed pursuant to the laws of Hungary and having an office for business located at Konkoly Thege u. 29-33 Budapest H-1121

            ("Kraft")

AND:

            The shareholders of Kraft, each of whom are set forth on the signature page of this Agreement

            (the "Kraft Shareholders")

WHEREAS:

A. The Kraft Shareholders own 4,425 registered ordinary shares, HUF 10,000 par value each of Kraft, constituting HUF 50,000,000 registered capital of Kraft, being 100% of the presently issued and outstanding Kraft Shares;

B.    AUGI is a  reporting  company  whose  common  stock is  quoted on the Pink
Sheets;

C. AUGI, Kraft and the Kraft Shareholders have entered into that certain Share Purchase Agreement dated August 9, 2005 (the "Purchase Agreement"); and

D. AUGI, Kraft and the Kraft Shareholders have agreed to enter into this Amendment.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.    Section 1.1(t) is hereby amended and restated to read as follows:

      "(h) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived, but in any event no later than January 30, 2005;"


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                                      -2-

2.    Section 7.6 is hereby amended and restated to read as follows:

      "7.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before January 30, 2005 (the "Termination Date"), this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing."

3. The Amendment shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

4. Except as amended hereby, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreement is in all respects ratified and confirmed. On and after the date of the Amendment, each reference in the Agreement to the "Agreement", "hereinafter", "herein", "hereinafter", "hereunder", "hereof", or words of like import shall mean and be a reference to the Agreement as amended by the Amendment.

5. The Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single amendment.


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                                      -3-

            IN WITNESS WHEREOF the parties have executed this Amendment No. to the Share Purchase Agreement effective as of the day and year first above written.

AMERICAN UNITED GLOBAL, INC.


By: /s/ Robert Rubin, CEO
    ------------------------
    Robert Rubin, CEO


KRAFT RT.


By: /s/ Zoltan Kiss
    ------------------------
    Zoltan Kiss, Director


SHAREHOLDERS OF KRAFT RT.


/s/ Dr. Laszlo Farkas                   /s/ Gabriella Maria Kiss
-----------------------                 -------------------------
Dr. Laszlo Farkas (425 Kraft Shares)    Gabriella Maria Kiss (750 Kraft Shares)


/s/ Anna Noemi Szabo                    /s/ Janka Krisztina Szabo
-----------------------                 -------------------------
Anna Noemi Szabo (250 Kraft Shares)     Janka Krisztina Szabo (250 Kraft Shares)


/s/ Zoltan J. Kiss                      /s/ Nagyezsda Kiss
-----------------------                 -------------------------
Zoltan J. Kiss (1,850 Kraft Shares)     Nagyezsda Kiss (150 Kraft Shares)


/s/ Joseph Gregory Kiss
-----------------------
Joseph Gregory Kiss (750 Kraft Shares)